                          Securities and Exchange Commission

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 26, 1996

                           PENN TREATY AMERICAN CORPORATION
                (Exact name of Registrant as specified in its charter)


Pennsylvania                   0-15972            23-1664166
(State or other              (Commission         (IRS Employer
jurisdiction of              File Number)        Identification
incorporation)                                        Number)

3440 Lehigh Street, Allentown Pennsylvania   18103
(Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code: (610) 965-2222

ITEM 7.  EXHIBITS

         Exhibit 1.1 Purchase Agreement dated November 20, 1996 by and among the Registrant and the Initial Purchasers

         Exhibit 4.1 Indenture dated as of November 26, 1996 between the Registrant and First Union National Bank, as trustee

         Exhibit 4.2 Registration Rights Agreement dated November 26, 1996 by and among the Registrant and the Initial Purchasers

         Exhibit 4.3    Form of Definitive Note

         Exhibit 4.4    Form of Rule 144A Restricted Global Note

         Exhibit 4.5    Form of Regulation S Global Note

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        Pursuant to a purchase agreement (the "Purchase Agreement") dated November 20, 1996, between the Registrant and the initial purchasers, on November 26, 1996, the Registrant sold $74,750,000 ($65,000,000 plus $9,750,000 pursuant to the exercise of the over-allotment option granted to the initial purchasers) aggregate principal amount of its 6-1/4% Convertible Subordinated Notes due 2003 (the "Notes") to the initial purchasers at an initial offering price of 100% of the principal amount thereof, less 3% gross commission.

        The initial purchasers advised the Registrant that the Notes were to be resold at 100% of the principal amount thereof (i) to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Act") and to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Act, that agreed in writing to comply with the transfer restrictions and other conditions set forth in the Purchase Agreement and (ii) outside the United States to certain persons in reliance on Regulation S under the Act. The initial purchasers advised the Registrant that $1,750,000 aggregate principal amount of Notes were sold outside the United States to certain persons in reliance on Regulations S under the Act.

        In connection with sales of the Notes outside the United States, each initial purchaser agreed that, except for sales described above, it would not offer, sell or deliver the Notes to, or for the account or benefit of, U.S. persons (as

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defined in Regulation S under the Act) (i) as part of such initial purchaser's distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes and the last closing date with respect to the Notes, and that it would send to each dealer to whom it sold such Notes during such period a confirmation or other notice setting forth the restrictions on offers and sales of the Notes within the United States or to, or for the account or benefit of, U.S. persons.

        The Notes were issued under an Indenture, dated as of November 26, 1996 (the "Indenture"), between the Registrant and First Union National Bank, as trustee. The Notes represent general unsecured subordinated obligations of the Registrant. The Notes are convertible into shares of the Registrant's Common Stock, par value $.10 per share (the "Common Stock"), at the option of the holder thereof, at any time after February 24, 1997 until the close of business on November 28, 2003, subject to prior redemption or repurchase, at
an initial conversion price of $28.44 per share.   The conversion price is
subject to adjustment (under formulae set forth in the Indenture) upon the occurrence of certain events, including, but not limited to: (i) the issuance of Common Stock as a dividend or distribution on the outstanding Common Stock; (ii) the issuance to all holders of Common Stock of certain rights, options or warrants to purchase Common Stock at less than the Current Market Price (as defined in the Indenture); (iii) certain subdivisions, combinations and reclassifications of Common Stock; (iv) certain defined distributions to all holders of Common Stock of any class of capital stock of the Registrant;
(v) certain cash distributions; and (vi) the purchase of Common Stock pursuant to a tender offer made by the Registrant or any of its subsidiaries in certain defined circumstances.

         The Registrant currently does not have a sufficient number of shares of Common Stock available for issuance upon conversion of all of the Notes and the exercise of all outstanding options granted by the Registrant pursuant to the Registrant's Employee Incentive Stock Option Plan and Agent Stock Option Plan. In order to provide a sufficient number of shares of Common Stock to permit the conversion of all Notes, the Registrant has agreed as soon as practicable to seek and recommend the approval of its shareholders to amend its articles of incorporation to increase the number of authorized shares of Common Stock to an amount at least sufficient to permit the conversion of all Notes. In the event a holder of Notes desires to convert all, or any portion, of its Notes into shares of Common Stock at a time when the Registrant does not have a sufficient number of shares of Common Stock available for such conversion, in lieu of delivering shares of Common Stock upon conversion of that portion of such holder's Notes for which there

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is an insufficient number of shares of Common Stock (the "Cash Equivalent
Notes"), the Registrant will pay to the holder converting the Cash Equivalent Notes an amount in cash equal to the Market Price of the shares of Common Stock into which the Cash Equivalent Notes are then convertible. "Market Price" means the average of the last reported closing prices of the Common Stock for the ten trading day period (appropriately adjusted to take into account the occurrence during such period of certain events that would result in an adjustment of the conversion price), commencing on the first trading day after delivery of notice to such holder that the Registrant must pay cash in lieu of delivering shares of Common Stock.

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

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PENN TREATY AMERICAN CORPORATION

Date:  December 6, 1996           By:  /s/ A. J. Carden
                                       -----------------
                                       A. J. Carden
                                       Executive Vice President

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
                                    EXHIBIT INDEX

                                                      Sequentially
                                                      Numbered
Exhibit No.        Description                        Page

1.1                Purchase Agreement dated
                   November 20, 1996 by and
                   among the Registrant and
                   the Initial Purchasers

4.1                Indenture dated as of
                   November 26, 1996 between
                   the Registrant and First
                   Union National Bank, as trustee

4.2                Registration Rights Agreement
                   dated November 26, 1996 by and
                   among the Registrant and the
                   Initial Purchasers

4.3                Form of Definitive Note
                   (included in Exhibit A to Exhibit
                   4.1)

4.4                Form of Rule 144A Restricted
                   Global Note (included in
                   Exhibit B to Exhibit 4.1)

4.5                Form of Regulation S Global
                   Note (included in Exhibit C
                   to Exhibit 4.1)

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
         [Ballard Spahr Andrews & Ingersoll Letterhead Appears Here]

                                  December 6, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:  Penn Treaty American Corporation
              File No. 0-15972


Dear Sir or Madam:

         Transmitted herewith for filing is the Current Report on Form 8-K of Penn Treaty American Corporation dated December 6, 1996.

                                  Sincerely,


                                  /s/ Susan Sudick Colton
                                  Susan Sudick Colton


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